Exhibit 99.1

Janus Henderson Group plc to be Acquired by Trian Fund Management and General Catalyst for $7.4 Billion

Janus Henderson Shareholders to Receive $49.00 per Share in Cash

Transaction Represents a Premium of 18% to the Unaffected Closing Price on October 24, 2025

Significant Long-Term Investment to Be Made in Product Offerings, Client Services, Technology, and Talent

LONDON, NEW YORK, SAN FRANCISCO, December 22, 2025 – Janus Henderson Group plc (NYSE: JHG) (“Janus Henderson”, “JHG”, or the “Company”), Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”), announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst in an all-cash transaction at an equity value of approximately $7.4 billion. The investor group includes strategic investors Qatar Investment Authority and Sun Hung Kai & Co. Limited, among others, all of whom are excited to partner with the Company, its employees, and clients.

Under the terms of the agreement, owners of shares not already owned or controlled by Trian will receive $49.00 per share in cash, representing an 18% premium to the unaffected closing price of Janus Henderson shares on October 24, 2025, the last trading day before the initial Trian and General Catalyst proposal was made public.

Trian, an investment firm with significant experience investing and operating in the asset management sector, currently owns 20.6% of the Company’s outstanding shares and has been a shareholder since 2020 with Board representation since 2022. General Catalyst is a global investment and transformation company with a focus on applying AI to enhance business operations. This will be one of several transactions that the Trian and the General Catalyst teams have accomplished together.

As a private company, Janus Henderson would continue to be led by the current management team with Ali Dibadj as Chief Executive Officer and would maintain its main presence in both London, England, and Denver, Colorado.

Shortly following receipt of the proposal from Trian and General Catalyst, the Janus Henderson Board of Directors formed a Special Committee, comprised of independent directors not affiliated with Trian or General Catalyst.

The transaction was unanimously approved and recommended by the Special Committee after evaluating the transaction with Trian and General Catalyst and completing an extensive review process. Acting upon the recommendation of the Special Committee, the Board subsequently approved the transaction by unanimous vote.

John Cassaday, Chairman of the Board and Chairman of the Special Committee, stated, “After careful review of the proposed transaction and its alternatives, we have determined that this transaction is in the best interest of Janus Henderson, its shareholders, clients, employees, and other stakeholders and delivers compelling certainty and cash value to our public shareholders at a meaningful premium to the unaffected share price.”

Ali Dibadj, Chief Executive Officer of Janus Henderson, said “We are pleased with Trian’s and General Catalyst’s interest in partnering with us, which is a strong affirmation of our long-term strategy. During our 91-year history, Janus Henderson has been public and private at different times, and it has never lost focus on investing in a brighter future together for its clients and employees. With this partnership with Trian and General Catalyst, we are confident that we will be able to further invest in our product offering, client services, technology, and talent to accelerate our growth and deliver differentiated insights, disciplined investment strategies, and world-class service to our clients. This transaction is a testament to Janus Henderson employees globally who have executed on our strategy to Protect & Grow our core, Amplify our strengths, and Diversify where we have the right, putting our clients first – always.”

Nelson Peltz, Chief Executive Officer and Founding Partner of Trian, commented, “Our team at Trian has successfully invested in and grown many iconic public and private companies over the years. As a significant shareholder of JHG with Board representation since 2022, we are proud of the Company’s performance in recent years led by Ali and his outstanding team. We see a growing opportunity to accelerate investment in people, technology, and clients. The partnership with General Catalyst allows us to bring our shared entrepreneurial spirit and complementary strengths across operational excellence and technological transformation to Janus Henderson. We look forward to working closely with Ali and the JHG team, as well as Hemant and the General Catalyst team, to build a category defining business.”

Hemant Taneja, Chief Executive Officer of General Catalyst, added, “We see a tremendous opportunity to partner with Janus Henderson’s leadership team to enhance the Company’s operations and customer value proposition with AI to drive growth and transform the business. We are also delighted to partner with Trian, with whom we share a long-term vision of success in creating additional value for Janus Henderson, a world-class organization.”

Mohammed Saif Al-Sowaidi, CEO of QIA, said, “QIA is delighted to be part of this agreement to take Janus Henderson private. As a long-term financial investor, we look forward to collaborating with our partners at Trian and General Catalyst to drive Janus Henderson through the next phase of its impressive growth story.”

Transaction Details

The transaction is expected to close in mid-2026 and is subject to customary closing conditions, including receipt of applicable regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The transaction will be funded in part by investment vehicles managed by Trian and General Catalyst (the “Investor Group”), supported by financing commitments from global investors including, as mentioned above, Qatar Investment Authority and Sun Hung Kai & Co. Limited, as well as MassMutual, and others, along with the roll-over of shares of Janus Henderson currently held by Trian and related parties.

Advisors

Goldman Sachs & Co. LLC is acting as the financial advisor to the Special Committee, with Wachtell, Lipton, Rosen & Katz acting as legal advisor. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to Janus Henderson. Centerview Partners has been a long-standing advisor to the Company.

Jefferies Financial Group Inc. and Citi are acting as financial advisors to the Investor Group. Fully committed debt financing is being provided by JPMorgan Chase Bank, N.A, Citi, Bank of America, N.A., Jefferies LLC and MUFG Bank, Ltd. Debevoise & Plimpton LLP and Kirkland & Ellis LLP are acting as legal advisors to the Investor Group.

About Janus Henderson Group plc

Janus Henderson Group is a leading global active asset manager dedicated to helping clients define and achieve superior financial outcomes through differentiated insights, disciplined investments, and world-class service. As of September 30, 2025, Janus Henderson had approximately US$484 billion in assets under management, more than 2,000 employees, and offices in 25 cities worldwide. The firm helps millions of people globally invest in a brighter future together. Headquartered in London, Janus Henderson is listed on the New York Stock Exchange.

About Trian Fund Management

Founded in 2005, Trian Fund Management, L.P. (“Trian”) is a multi-billion dollar investment management firm. Trian is a highly engaged shareholder, bringing an entrepreneurial spirit, deep operational expertise, and an ownership mentality to its public and private investments. Leveraging the 50+ years’ operating experience of our Founding Partners, Nelson Peltz and Peter May, Trian seeks to invest in high quality companies with untapped potential. Trian works with management teams and boards to help companies execute operational and strategic initiatives designed to drive long-term shareholder value. For more: www.trianpartners.com

About General Catalyst

General Catalyst is a global investment and transformation company that partners with the world’s most ambitious entrepreneurs to drive resilience and applied AI. We support founders with a long-term view who challenge the status quo, partnering with them from seed to growth stage and beyond. With offices in San Francisco, New York City, Boston, Berlin, Bangalore, and London, we have supported the growth of 800+ businesses, including Airbnb, Anduril, Anthropic, Applied Intuition, Commure, Glean, Guild, Gusto, Helsing, Hubspot, Kayak, Livongo, Mistral, Ramp, Samsara, Snap, Stripe, Sword, and Zepto.

For more: www.generalcatalyst.com, @generalcatalyst

Forward Looking Statements

Certain statements in this release not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws, including Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, Janus Henderson’s ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson’s business, that the proposed transaction generally may involve unexpected costs, liabilities or delays, that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser, that Janus Henderson may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Janus Henderson’s funds, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), volatility or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions, and other risks, uncertainties, assumptions, and factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other filings or furnishings made by Janus Henderson with the SEC from time to time.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Janus Henderson Group plc (“Janus Henderson”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to Janus Henderson’s shareholders. Janus Henderson and affiliates of Janus Henderson intend to jointly file a transaction statement on Schedule 13E-3. Janus Henderson may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that may be filed by Janus Henderson with the SEC. INVESTORS AND SECURITY HOLDERS OF JANUS HENDERSON ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and the Schedule 13E-3 (in each case, when available) and other documents that are filed with the SEC by Janus Henderson free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Janus Henderson’s website at https://ir.janushenderson.com.

Participants in the Solicitation

Janus Henderson and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Janus Henderson’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Janus Henderson and their ownership of Janus Henderson common shares is contained in the definitive proxy statement for Janus Henderson’s 2025 annual meeting of shareholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 21, 2025, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Board Compensation,” “Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation,” “Executive Compensation,” “Executive Compensation Tables,” “Securities Ownership of Certain Beneficial Owners and Management” and “Our Executive Officers.” Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Janus Henderson in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Janus Henderson on Forms 3 and 4 filed with the SEC. Free copies of the proxy statement relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Janus Henderson’s website at https://ir.janushenderson.com.

CONTACTS

For Janus Henderson

Investor enquiries:

Jim Kurtz

Head of Investor Relations

+1 303 336 4529

jim.kurtz@janushenderson.com

Media enquiries:

Candice Sun

Global Head of Corporate Communications

+1 303 336 5452

candice.sun@janushenderson.com

For Trian Fund Management

Anne A. Tarbell

Head of Communications

+1 917 693 3352

atarbell@trianpartners.com

For General Catalyst

Molly Blaauw Gillis

Partner & Chief of Staff

+1 339 241 5494

mgillis@generalcatalyst.com